 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
June 26, 2019
Date of Report (Date of earliest event reported)
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New Relic, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-36766	26-2017431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
188 Spear Street, Suite 1200
San Francisco, California 94105
(Address of principal executive offices, including zip code)
(650) 777-7600
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NEWR	New York Stock Exchange

Item 1.01     Entry into a Material Definitive Agreement
On June 26, 2019, New Relic, Inc. (the “Company”) entered into an Eighth Amendment to the lease agreement (the “Amendment”) with 111 SW 5th Avenue Investors LLC in the building located at 111 SW 5th Avenue, Portland, Oregon (the “Building”).

Under the Amendment, the Company will lease an additional 20,003 rentable square feet on the entire 23rd floor of the Building (the “Fifth Expansion Premise”) and 19,835 rentable square feet on the entire 21st floor of the Building (the “Sixth Expansion Premise” and, together with the Fifth Expansion Premise, the “Expansion Premises”). The lease term for the Fifth Expansion Premise is anticipated to commence on or before April 1, 2020 and will expire on the last day of the ninety-sixth full calendar month following the actual commencement date for such space (the “Expansion Expiration Date”). The lease term for the Sixth Expansion Premise is anticipated to commence on or before October 1, 2020 and will expire concurrently on the Expansion Expiration Date. The Amendment also extends the Company's existing lease term on the 22nd floor of the Building, which would have otherwise expired on March 31, 2026, to expire concurrently on the Expansion Expiration Date.

In addition, the Amendment grants the Company certain additional rights, including an option to lease additional floors, a right to cause the earlier expiration of the Company's existing lease term for the 5th floor of the Building and a right of first offer for certain additional space.

Subject to the terms and conditions of the Amendment, the Company will pay a monthly base rent for the Expansion Premises at an initial rate of $27.50 per rentable square feet increasing by $1.00 per rentable square foot annually thereafter. Furthermore, the landlord has agreed to provide the Company with a tenant improvement allowance of up to $65.00 per rentable square feet for the Expansion Premises, which may, at the Company’s discretion, be allocated to all or any portion of space or premises leased, or to be leased, by the Company in the Building.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full terms of the Amendment, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2019.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The description set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in its entirety into this Item 2.03.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Relic, Inc.

Date:	July 2, 2019	By:	/s/ Mark Sachleben
Mark Sachleben
Chief Financial Officer